Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Numerator:
Net income attributable to common shareholders	$ 78,590	$ 73,795	$ 151,295	$ 135,845
Weighted average shares outstanding (in thousands):
Basic	47,486	49,855	47,942	50,002
Dilutive share options, RSU and PSU	819	935	857	837
Weighted average common shares outstanding - diluted	48,305	50,790	48,799	50,839
Net income attributable to common shareholders per share:
Basic	$ 1.66	$ 1.48	$ 3.16	$ 2.72
Diluted	$ 1.63	$ 1.45	$ 3.10	$ 2.67
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	285	285	221	494